 Certification Under Rule 30a-2(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act)

In connection with the Report on Form N-CSR to which this certification is furnished as an exhibit (the “Report”), the undersigned officers of Barings Access Pine Point Fund (the “Registrant”) each certify that to his knowledge:

1.	The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Mina Pacheco Nazemi	By:	/s/ James Cochrane

Name:	Mina Pacheco Nazemi	Name:	James Cochrane

Title:	President (Principal Executive Officer)	Title:	Chief Financial Officer (Principal Financial Officer)

Date:	November 29, 2022	Date:	November 29, 2022

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.